SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                        Illinois Central Railroad Company
              Exact name of Registrant as specified in its charter




       Illinois                      1-7092                     36-2728842
    (State or other               (Commission                 (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation)





    455 North Cityfront Plaza Drive, Chicago, Illinois        60611-5504
    (Address of principal executive offices)                  (Zip Code)



    Registrant's telephone number, including area code (312) 755-7500

    Item 4.       Changes in Registrant's Certifying Accountant

    (a)           Previous independent accountants

    (i) On July 6, 1999,On July 1, 1999, Canadian National Railway Company ("CN"), the indirect sole shareholder of Illinois Central Railroad Company ("the Registrant"), terminated the voting trust that held all outstanding shares of Illinois Central Corporation ("IC"), the Registrant's direct shareholder. The voting trust was terminated after the expiration of the waiting period after the Surface Transportation Board approved CN's acquisition of IC. CN's first opportunity to take control of the Registrant's day to day operations occurred on July 1, 1999.

                  On July 6, 1999, the Registrant dismissed Arthur Andersen LLP as its independent accountants.

    (ii) The reports of Arthur Andersen LLP on the Registrant's consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    (iii) The Registrant's Board of Directors approved the decision to change independent accountants.

    (iv) In connection with the Registrant's audits for the two most recent fiscal years and through July 6, 1999, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

    (v) Since the beginning of the Registrant's two most recent fiscal years there has been no "reportable events" within the meaning of Item 304(a)(I)(v) of Regulation S-K.

    (vi) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 13, 1999, is filed as Exhibit 16 to this Form 8-K.

    (b)           New independent accountants.

    (i) The registrant engaged KPMG LLP ("KPMG") as its new independent accountants as of July 7, 1999. KMPG is engaged as the independent accountant for CN and its other consolidated subsidiaries. During the two most recent fiscal years and through July 6, 1999, the Registrant has not consulted with KPMG on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2)).

    Item 7.       Financial Statements and Exhibits

                  See Index to Exhibits on page E-1 for a description of the exhibits filed as a part of this report.

                                    SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.







                                    ILLINOIS CENTRAL RAILROAD COMPANY




                                        /s/ SERGE PHARAND
                                            Serge Pharand
                               Vice President and Corporate Controller
                               (On behalf of the Registrant and as
                                Principal Accounting Officer)







Date: July 13, 1999

                       ILLINOIS CENTRAL RAILROAD COMPANY
                                AND SUBSIDIARIES

                                 EXHIBIT INDEX

Exhibit 16             Letter regarding change in certifying
                       accountant.

                                                                     Exhibit 16


July 13, 1999

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read the paragraphs (i) - (vi) of Item 4 (a) included in the Form 8-K dated July 13, 1999 of Illinois Central Railroad Company filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



Arthur Andersen LLP

cc:  Mr. Michael Sabia, Executive VP and Chief Financial Officer, Illinois
         Central Railroad Company